SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2000
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                              AUTOTOTE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-13063                  81-0422894
(State of Incorporation)           (Commission               (IRS Employer
                                   File Number)            Identification No.)

750 Lexington Avenue, New York, New York                         10022
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 754-2233
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Item 8. Change in Fiscal Year.

      On December 20, 2000, Autotote Corporation determined to change its fiscal year from the year ending October 31 to a calendar year, beginning with the year ending December 31, 2001. This change will result in a two-month transition period ending December 31, 2000, with the next fiscal year commencing on January 1, 2001. The Company will file a transition report on Form 10-Q covering the transition period from November 1, 2000 to December 31, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AUTOTOTE CORPORATION


                              By: /s/ Martin E. Schloss
                                  ----------------------
                              Name:  Martin E. Schloss
                              Title: Vice President and General Counsel

Date: December 29, 2000